NORTHERN FUNDS

Multi-Manager Emerging Markets Equity Fund

Summary Prospectus | July 31, 2010	Ticker: NMMEX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2010, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of primarily emerging and frontier market equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)		2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.18%
Distribution (12b-1) Fees		0.00%
Other Expenses		0.37%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.12%
Acquired Fund Fees and Expenses(1)		0.03%
Total Annual Fund Operating Expenses		1.58%
Expense Reimbursement(2)		(0.07)%
Total Annual Fund Operating Expenses After Expense Reimbursement		1.51%

(1)

The Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratio of expenses to net assets included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses.

(2)

The Northern Trust Company of Connecticut and Northern Trust Investments, N.A. (the “Investment Advisers”) have contractually agreed to reimburse certain expenses of the Fund. Reimbursed amounts are charged first against “Management Fees” and then, if necessary, against “Other Expenses” to the extent they exceed “Management Fees.” The contractual reimbursement arrangement is expected to continue until at least July 31, 2011. After this date, the Investment Advisers or the Fund may terminate the contractual arrangement. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$151	$483	$838	$1,840

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115.05% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of issuers domiciled in emerging and frontier markets. Emerging and frontier markets are defined as those markets included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index. As of June 30, 2010, the indices included the following markets: Argentina, Bahrain, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Jordan, Kazakhstan, Kenya, Korea, Kuwait, Lebanon, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Arab Emirates and Vietnam. These countries are subject to change with changes in the indices. The Fund’s sub-advisers may also consider emerging and frontier markets as classified

NF SUM MEMG (7/10)	SUMMARY PROSPECTUS	1	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

by the World Bank, International Finance Corporation or the United Nations and other similar agencies. The Fund may invest in companies of any size located in a number of countries throughout the world.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Investment Advisers. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions. The Fund utilizes two principal styles intended to complement each other:

■

Value style whereby the sub-advisers seek to identify companies whose improving businesses are not fully recognized by the market and whose securities are thus selling at valuations less than should be expected.

■	Growth style whereby the sub-advisers seek to identify companies that are exhibiting rapid growth in their businesses.

When determining the allocations and reallocations to sub-advisers, the Investment Advisers will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics).

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Morgan Stanley Capital International, Inc. (“MSCI”) does not endorse any of the securities in the MSCI Emerging Markets Index or MSCI Frontier Markets Index. It is not a sponsor of the Multi-Manager Emerging Markets Equity Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

MARKET RISK is the risk that the value of equity securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary, which could affect the performance of the Fund.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

EMERGING MARKETS RISK is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

FRONTIER MARKETS RISK is the risk that frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Fund exceeded 100%.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	2	SUMMARY PROSPECTUS

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2010 is (5.46)%. For the period shown in the bar chart above, the highest quarterly return was 33.33% in the second quarter of 2009, and the lowest quarterly return was (0.25)% in the first quarter of 2009.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2009)

	Inception Date	1-Year	Since Inception
Multi-Manager Emerging Markets Equity Fund	11/19/08
Return before taxes		74.90%	95.30%
Return after taxes on distributions		72.76%	93.15%
Return after taxes on distributions and sale of Fund shares		48.66%	80.15%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		78.51%	92.22%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

INVESTMENT ADVISERS AND SUB-ADVISERS. The Northern Trust Company of Connecticut and Northern Trust Investments, N.A., each an indirect subsidiary of Northern Trust Corporation, serve jointly as the Investment Advisers of the Multi-Manager Emerging Markets Equity Fund. Axiom International Investors, LLC, Panagora Asset Management, Inc., Trilogy Global Advisors, LLC and Westwood Global Investments, LLC each serves as a sub-adviser of the Fund.

PORTFOLIO MANAGERS

	Title	Portfolio Manager of Fund since:
The Northern Trust Company of Connecticut
Andrew S.C. Smith, CFA	Senior Vice President and Chief Investment Officer	November 2008
Jessica K. Hart	Senior Vice President	June 2009
Axiom International Investors, LLC
Luiz Soares	Lead Portfolio Manager	November 2008
Chris Lively, CFA	Portfolio Manager	November 2008
Panagora Asset Management, Inc.
Ronald Hua, CFA	Chief Investment Officer and Head of Equity Research	November 2008
Sanjoy Ghosh, Ph.D.	Director	November 2008
George Mussalli, CFA	Director	November 2008
Joel Feinberg	Portfolio Manager	November 2008
Dmitri Kantsyrev, Ph.D., CFA	Portfolio Manager	November 2008
Trilogy Global Advisors, LLC
Pablo Salas	Senior Portfolio Manager	March 2010
William Sterling	Chief Investment Officer and Senior Portfolio Manager	March 2010
Robert Beckwitt	Senior Portfolio Manager	March 2010
Westwood Global Investments, LLC
Meg Reynolds, CFA	Principal	November 2008
Bryan Ward, CFA	Principal	November 2008

SUMMARY PROSPECTUS	3	MULTI-MANAGER EMERGING MARKETS EQUITY FUND

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

■

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

■

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

■

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

■

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

MULTI-MANAGER EMERGING MARKETS EQUITY FUND	4	SUMMARY PROSPECTUS